UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund: Merrill Lynch Natural Resources Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch Natural Resources Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Natural Resources Trust

Semi-Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Natural Resources Trust

Portfolio Information as of January 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Murphy Oil Corp. ..................................................      5.0%
EnCana Corp. ......................................................      4.8
EOG Resources, Inc. ...............................................      3.5
Devon Energy Corp. ................................................      3.4
Apache Corp. ......................................................      3.1
BJ Services Co. ...................................................      2.2
Talisman Energy, Inc. .............................................      2.0
Exxon Mobil Corp. .................................................      1.9
ConocoPhillips ....................................................      1.6
Burlington Resources, Inc. ........................................      1.6
--------------------------------------------------------------------------------

                                                                   Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States .....................................................    58.2%
Canada ............................................................    25.9
France ............................................................     2.4
Australia .........................................................     1.5
Italy .............................................................     1.3
China .............................................................     1.3
Hong Kong .........................................................     1.0
South Africa ......................................................     0.8
Brazil ............................................................     0.5
United Kingdom ....................................................     0.3
Other* ............................................................     6.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2        MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                             6-month   12-month
===================================================================================
Equities (Standard & Poor's 500 Index)                            +8.16%    +6.23%
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +3.81     +4.16
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +4.80     +4.86
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +7.85     +9.81
-----------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Trust considerably outperformed its broad-market benchmark, the S&P 500 Index, benefiting from favorable stock selection and an overweight position in oil and gas production companies.

How did the Trust perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2005, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class I Shares posted total returns of +19.04%, +18.57%, +18.55% and +19.20%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Trust's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +8.16%, and its comparable Lipper category of Natural Resources Funds had an average return of +17.29%. (Fund's in this Lipper category invest their equity assets primarily in natural resources stocks.)

The Trust's outperformance of the S&P 500 Index resulted mostly from stock selection and an overweight position in oil and gas producers. Oil and gas producer stocks declined amid some profit-taking in December, mainly because of concerns about the potential for oil and gas price weakness caused by unusually mild weather at the beginning of the 2004-2005 winter heating season. Nevertheless, a return to more seasonal temperatures, as well as several merger announcements, led to a rally in this sector in January. Individual stocks that contributed significantly to the outperformance in this sector were EnCana Corp., Rider Resources, Ltd., Murphy Oil Corp. and Compton Petroleum Corp. -- none of which are represented in the S&P 500 Index.

The Trust's performance versus the benchmark also benefited from a large overweight position in energy equipment and services stocks, another sector that posted strong returns during the period. Positive performance in this sector was led by Transocean, Inc. Our holdings in metals and mining stocks, most notably Peabody Energy Corp., also enhanced relative returns.

Conversely, security selection in paper and forest products, as well as a marginal underweight position in the chemical sector (in which we maintained only one holding), detracted slightly from comparative performance. The portfolio's positions in paper and forest products companies Sappi Ltd. and Domtar, Inc., which are not represented in the S&P 500 Index, posted negative returns for the period. In addition, after years of underperformance, chemical stocks rallied on expectations of lower input costs. However, given little spare capacity in the energy sector, we maintained our emphasis on oil and gas producers and oil service companies. Finally, the Trust's cash position in a period of generally rising equity prices somewhat hindered performance versus the benchmark.

Relative to the Lipper category of Natural Resources Funds, the Trust's outperformance is attributed primarily to our emphasis on stocks leveraged to rising oil and gas prices, as well as oil service companies that are benefiting from rising drilling day rates (that is, the fees received for drilling and oil services).

What changes were made to the portfolio during the period?

We sold selected oil and gas stocks that we believed had reached full valuations, and we liquidated our holdings in several small Canadian oil and gas producers after they announced plans to convert to income trusts. We are not comfortable with holding income trusts in the portfolio because of our concerns about some liability issues regarding the income trust structure. We also increased the portfolio's exposure to the oil service sector. We believe earnings momentum will shift marginally from the oil and gas producers into oil service stocks during 2005 due to tough earnings comparisons later in the year. In addition, higher oil service and drilling costs most likely will have a negative effect on the oil producers' profit margins. Nonetheless, we will maintain the Trust's exposure to the oil exploration and production sector in an effort to benefit from potential merger activity. We also swapped our shares of Newmont Mining Corp. for Barrick Gold Corp. because we expect the latter company will achieve stronger production growth in the next few years.


4        MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

How would you characterize the Trust's position at the close of the period?

The Trust continues to be highly focused on energy investments, led by oil and gas producers and oil service companies. We are modestly shifting our investments from pure-play independent oil companies to major integrated oil companies and oil service companies. The former are enjoying strong returns in all major segments of their operations: primary upstream production, refining and petrochemicals. Oil service companies are benefiting from improved pricing and tighter capacity utilization from increased drilling activity. Recent data from the International Energy Agency indicate that oil consumption could reach 84 million barrels a day in 2005, an increase of 1.8% following last year's 3.4% surge. We believe that demand growth in this range has the potential to keep bumping up against available capacity, thus keeping oil prices strong. One caveat to our positive outlook is the current mild winter, which may lead to some short-term to intermediate-term natural gas price weakness given that natural gas storage is ample. However, our long-term view on this industry remains positive, and we may add to our gas-leveraged holdings on potential weakness in the sector in the spring or early autumn.

As of January 31, 2005, approximately 95% of the Trust's net assets was invested in stocks and 5% in cash equivalents. Approximately 83% of the portfolio's net assets was in energy-related companies, with the remaining equity holdings in metals and mining, utilities, paper and forest products, and chemicals.

Robert M. Shearer
Vice President and Portfolio Manager

February 18, 2005


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005            5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Trust through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                  6-Month        12-Month        10-Year
As of January 31, 2005                         Total Return    Total Return    Total Return
===========================================================================================
ML Natural Resources Trust Class A Shares*        +19.04%         +36.25%        +178.65%
-------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares*        +18.57          +35.19         +161.62
-------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares*        +18.55          +35.18         +157.36
-------------------------------------------------------------------------------------------
ML Natural Resources Trust Class I Shares*        +19.20          +36.59         +185.67
-------------------------------------------------------------------------------------------
S&P 500(R) Index**                                + 8.16          + 6.23         +197.25
-------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6        MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/05                                 +36.25%        +29.10%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                               +18.40         +17.13
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                +10.79         +10.20
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/05                                 +35.18%         +34.18%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                               +17.47          +17.47
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                + 9.91          + 9.91
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/05                                 +35.19%         +31.19%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                               +17.48          +17.27
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                +10.09          +10.09
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/05                                 +36.59%        +29.42%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                               +18.70         +17.43
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                +11.07         +10.47
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005            7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2004 and held through January 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                          Beginning           Ending         During the Period*
                                                        Account Value      Account Value      August 1, 2004 to
                                                        August 1, 2004    January 31, 2005    January 31, 2005
===============================================================================================================
Actual
===============================================================================================================
Class A                                                    $1,000            $1,190.40             $ 6.49
---------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000            $1,185.70             $10.75
---------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000            $1,185.50             $10.74
---------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,192.00             $ 5.11
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                    $1,000            $1,019.41             $ 5.99
---------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000            $1,015.51             $ 9.91
---------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000            $1,015.51             $ 9.91
---------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,020.68             $ 4.71
---------------------------------------------------------------------------------------------------------------

* For each class of the Trust, expenses are equal to the annualized expense ratio for the class (1.17% for Class A, 1.94% for Class B, 1.94% for Class C and .92% for Class I), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8        MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

Schedule of Investments                                        (in U.S. dollars)

Country                  Industry*                           Shares Held     Common Stocks                                 Value
===================================================================================================================================
Australia--1.5%          Metals & Mining--1.5%                   153,800     Alumina Ltd.                              $    729,735
                                                                 120,000     Newcrest Mining Ltd.                         1,584,947
                                                                 153,800     WMC Resources Ltd.                             855,548
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia             3,170,230
===================================================================================================================================
Brazil--0.5%             Metals & Mining--0.5%                    36,000     Cia Vale do Rio Doce (a)                     1,089,000
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Brazil                1,089,000
===================================================================================================================================
Canada--26.5%            Canadian Independents--20.3%            254,000    +Atlas Energy Ltd.                              818,860
                                                                  47,200    +Bear Ridge Resources Ltd.                      138,852
                                                                 545,000    +Blizzard Energy, Inc.                        1,080,556
                                                                  54,400     Canadian Natural Resources Ltd.              2,400,045
                                                                 120,000    +Clear Energy, Inc.                             575,458
                                                                 253,000    +Compton Petroleum Corp.                      2,365,344
                                                                 220,000    +Crew Energy, Inc.                            1,773,121
                                                                  58,453    +Cyries Energy, Inc.                            414,577
                                                                 219,500    +Devlan Exploration, Inc.                       698,791
                                                                 173,661     EnCana Corp.                                10,267,798
                                                                  38,800     Husky Energy, Inc.                           1,045,090
                                                                  72,200    +Kereco Energy Ltd.                             555,720
                                                                 124,661    +Mission Oil & Gas, Inc.                        668,141
                                                                  28,600     Nexen, Inc.                                  1,187,105
                                                                  21,000     Niko Resources Ltd.                            926,657
                                                                 227,000    +Oilexco, Inc.                                  585,452
                                                                  47,500     Paramount Resources Ltd.                     1,071,932
                                                                  12,000     Penn West Petroleum Ltd.                       775,273
                                                                  60,800     Petro-Canada                                 3,135,678
                                                                  79,453    +ProEx Energy Ltd.                              570,563
                                                                  53,000    +Real Resources, Inc.                           593,754
                                                                 252,918    +Rider Resources Ltd.                         1,905,931
                                                                  97,800     Suncor Energy, Inc.                          3,130,073
                                                                 242,500    +TUSK Energy Corp.                              723,151
                                                                 146,600     Talisman Energy, Inc.                        4,371,711
                                                                 236,788    +Thunder Energy, Inc.                         1,608,803
                                                                                                                       ------------
                                                                                                                         43,388,436
                         ----------------------------------------------------------------------------------------------------------
                         Gold Mines--0.2%                        165,000    +Crystallex International Corp.                 511,989
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--3.0%                    29,100     Alcan, Inc.                                  1,157,307
                                                                  50,000     Barrick Gold Corp.                           1,092,081
                                                                  48,000    +Canico Resource Corp.                          603,506
                                                                 354,500    +Eldorado Gold Corp.                            954,286
                                                                  65,400    +Glamis Gold Ltd.                             1,027,846
                                                                 211,000    +Northern Orion Resources, Inc.                 639,420
                                                                  47,800     Placer Dome, Inc.                              812,879
                                                                                                                       ------------
                                                                                                                          6,287,325
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling--2.3%                453,100    +Drillers Technology Corp.                      547,774
                                                                  50,500     Ensign Resource Service Group                1,085,094
                                                                  41,500    +Precision Drilling Corp.                     2,821,967
                                                                   7,300    +Precision Drilling Corp.                       497,860
                                                                                                                       ------------
                                                                                                                          4,952,695
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Services & Equipment--0.5%    106,300    +Tesco Corp.                                  1,138,607
                         ----------------------------------------------------------------------------------------------------------
                         Paper--0.2%                              51,400     Domtar, Inc.                                   499,604
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Canada               56,778,656
                         ==========================================================================================================


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005            9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

Country                  Industry*                           Shares Held     Common Stocks                                 Value
===================================================================================================================================
China--1.3%              Metals & Mining--1.3%                    52,300     Aluminum Corp. of China Ltd. (a)          $  2,889,575
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in China                 2,889,575
===================================================================================================================================
France--2.4%             Oil & Gas Exploration & Production--     24,200     Total SA (a)                                 2,602,710
                         1.2%
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Services & Equipment--1.2%     62,675     Technip SA (a)                               2,642,378
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France                5,245,088
===================================================================================================================================
Hong Kong--1.0%          Oil & Gas Exploration & Production--     39,300     CNOOC Ltd. (a)(d)                            2,104,122
                         1.0%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong             2,104,122
===================================================================================================================================
Italy--1.4%              Integrated Oil & Gas--0.4%                7,400      ENI SpA (a)                                    904,280
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling--1.0%                158,800     Saipem SpA                                   2,009,615
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy                 2,913,895
===================================================================================================================================
South Africa--0.8%       Paper--0.8%                             128,500     Sappi Ltd. (a)                               1,656,365
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in South Africa          1,656,365
===================================================================================================================================
United Kingdom--0.4%     Integrated Oil & Gas--0.4%               13,000     BP Plc (a)                                     775,060
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the United Kingdom      775,060
===================================================================================================================================
United States--59.6%     Chemicals--0.4%                          18,000     Praxair, Inc.                                  776,700
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--0.6%        45,000    +Varco International, Inc.                    1,377,450
                         ----------------------------------------------------------------------------------------------------------
                         Integrated Oil & Gas--11.0%              61,974     ChevronTexaco Corp.                          3,371,386
                                                                  37,629     ConocoPhillips                               3,491,595
                                                                  80,828     Exxon Mobil Corp.                            4,170,725
                                                                  25,700     Marathon Oil Corp.                             995,361
                                                                 119,400     Murphy Oil Corp.                            10,660,032
                                                                  45,000     Williams Cos., Inc.                            756,450
                                                                                                                       ------------
                                                                                                                         23,445,549
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--2.8%                    22,900     Alcoa, Inc.                                    675,779
                                                                  17,400     Arch Coal, Inc.                                635,970
                                                                  32,900     Consol Energy, Inc.                          1,388,051
                                                                   9,100     Newmont Mining Corp.                           378,469
                                                                   5,820    +Novelis, Inc.                                  130,426
                                                                  33,600     Peabody Energy Corp.                         2,847,600
                                                                                                                       ------------
                                                                                                                          6,056,295
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling--10.2%                71,200     ENSCO International, Inc.                    2,437,176
                                                                  49,622     GlobalSantaFe Corp.                          1,754,634
                                                                  45,900     Helmerich & Payne, Inc.                      1,739,610
                                                                  33,300    +Nabors Industries Ltd.                       1,678,320
                                                                  68,000    +National-Oilwell, Inc.                       2,507,840
                                                                  61,700    +Noble Corp. (d)                              3,291,695
                                                                  29,800     Patterson-UTI Energy, Inc.                     579,610
                                                                  91,000    +Rowan Cos., Inc.                             2,562,560
                                                                  92,000    +Todco Class A                                1,887,840
                                                                  76,500    +Transocean, Inc.                             3,366,000
                                                                                                                       ------------
                                                                                                                         21,805,285
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production--    122,360     Apache Corp.                                 6,658,831
                         20.5%                                    10,200    +Bill Barrett Corp.                             322,116
                                                                  78,594     Burlington Resources, Inc.                   3,435,344
                                                                 435,500    +CanArgo Energy Corp.                           605,345
                                                                  55,000     Chesapeake Energy Corp.                        966,350
                                                                  20,394    +Cimarex Energy Co. (d)                         739,282
                                                                 180,398     Devon Energy Corp.                           7,336,787
                                                                 101,800     EOG Resources, Inc.                          7,558,650
                                                                  84,000    +Energy Partners Ltd.                         1,843,800
                                                                  45,800    +Forest Oil Corp.                             1,543,002
                                                                  23,922     Kerr-McGee Corp.                             1,477,183
                                                                  23,000    +Newfield Exploration Co.                     1,407,600


10       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

Country                  Industry*                           Shares Held     Common Stocks                                 Value
===================================================================================================================================
United States            Oil & Gas Exploration & Production       25,800     Noble Energy, Inc.                        $  1,526,586
(concluded)              (concluded)                              75,700     Pioneer Natural Resources Co.                2,906,123
                                                                  42,300     Pogo Producing Co.                           1,799,019
                                                                  85,000     Range Resources Corp.                        1,886,150
                                                                  39,700     Unocal Corp.                                 1,888,529
                                                                                                                       ------------
                                                                                                                         43,900,697
                         ----------------------------------------------------------------------------------------------------------
                         Oil & Gas Services & Equipment--11.4%    97,300     BJ Services Co.                              4,675,265
                                                                  69,100     Baker Hughes, Inc.                           2,992,030
                                                                  31,600    +Cooper Cameron Corp.                         1,782,556
                                                                  91,000    +FMC Technologies, Inc.                       2,787,330
                                                                  32,800    +Grant Prideco, Inc.                            642,880
                                                                  39,000     Halliburton Co.                              1,604,070
                                                                  23,700    +Lone Star Technologies                         966,723
                                                                  82,500    +Oil States International, Inc.               1,571,625
                                                                  27,600     Schlumberger Ltd.                            1,877,904
                                                                  47,000     Smith International, Inc. (d)                2,782,400
                                                                  48,925    +Weatherford International Ltd. (d)           2,655,160
                                                                                                                       ------------
                                                                                                                         24,337,943
                         ----------------------------------------------------------------------------------------------------------
                         Refining, Marketing & Transportation--   58,400     Valero Energy Corp.                          3,038,552
                         1.4%
                         ----------------------------------------------------------------------------------------------------------
                         Utilities--1.3%                          49,200     Equitable Resources, Inc.                    2,806,368
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the United States   127,544,839
                         ==========================================================================================================
                                                                             Total Investments in Common Stocks
                                                                             (Cost--$108,735,878)--95.4%                204,166,830
                         ==========================================================================================================

===================================================================================================================================

                                                     Beneficial Interest     Short-Term Securities
===================================================================================================================================
                                                              $9,294,716     Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I (b)                      9,294,716
                                                               5,560,900     Merrill Lynch Liquidity Series, LLC
                                                                             Money Market Series (b)(c)                   5,560,900
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Investments in Short-Term
                                                                             Securities (Cost--$14,855,616)--6.9%        14,855,616
===================================================================================================================================
                         Total Investments (Cost--$123,591,494**)--102.3%                                               219,022,446

                         Liabilities in Excess of Other Assets--(2.3%)                                                   (4,920,568)
                                                                                                                       ------------
                         Net Assets--100.0%                                                                            $214,101,878
                                                                                                                       ============

* For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $123,735,379
                                                                   ============
      Gross unrealized appreciation ...........................    $ 95,342,652
      Gross unrealized depreciation ...........................         (55,585)
                                                                   ------------
      Net unrealized appreciation .............................    $ 95,287,067
                                                                   ============

+     Non-income producing security.
(a)   Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Series, LLC
       Cash Sweep Series I                             $(4,667,805)      $84,422
      Merrill Lynch Series, LLC
       Money Market Series                             $ 5,464,900       $   628
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.

      See Notes to Financial Statements.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of January 31, 2005
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (including securities loaned of $5,544,140)
                        (identified cost--$108,735,878) ..........................                      $ 204,166,830
                       Investments in affiliated securities, at value
                        (identified cost--$14,855,616) ...........................                         14,855,616
                       Cash ......................................................                          1,269,922
                       Foreign cash (cost--$12) ..................................                                 12
                       Receivables:
                          Securities sold ........................................    $   4,526,717
                          Beneficial interest sold ...............................          417,823
                          Dividends ..............................................           35,750
                          Interest from affiliates ...............................           13,669
                          Securities lending .....................................              260         4,994,219
                                                                                      -------------
                       Prepaid expenses ..........................................                             24,943
                                                                                                        -------------
                       Total assets ..............................................                        225,311,542
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .................                          5,560,900
                       Payables:
                          Securities purchased ...................................        4,952,427
                          Beneficial interest redeemed ...........................          442,536
                          Investment adviser .....................................          104,518
                          Distributor ............................................           84,353
                          Other affiliates .......................................           42,226         5,626,060
                                                                                      -------------
                       Accrued expenses and other liabilities ....................                             22,704
                                                                                                        -------------
                       Total liabilities .........................................                         11,209,664
                                                                                                        -------------
=====================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------
                       Net assets ................................................                      $ 214,101,878
                                                                                                        =============
=====================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                      $     275,775
                       Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                            124,009
                       Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                            120,114
                       Class I Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ....................                            112,014
                       Paid-in capital in excess of par ..........................                        122,993,889
                       Accumulated investment loss--net ..........................    $    (549,441)
                       Accumulated realized capital losses--net ..................       (4,402,615)
                       Unrealized appreciation--net ..............................       95,428,133
                                                                                      -------------
                       Total accumulated earnings--net ...........................                         90,476,077
                                                                                                        -------------
                       Net Assets ................................................                      $ 214,101,878
                                                                                                        =============
=====================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $94,840,578 and 2,757,746
                        shares of beneficial interest outstanding ................                      $       34.39
                                                                                                        =============
                       Class B--Based on net assets of $41,020,521 and 1,240,093
                        shares of beneficial interest outstanding ................                      $       33.08
                                                                                                        =============
                       Class C--Based on net assets of $39,231,176 and 1,201,142
                        shares of beneficial interest outstanding ................                      $       32.66
                                                                                                        =============
                       Class I--Based on net assets of $39,009,603 and 1,120,140
                        shares of beneficial interest outstanding ................                      $       34.83
                                                                                                        =============

      See Notes to Financial Statements.


12       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

Statement of Operations

For the Six Months Ended January 31, 2005
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $46,234 foreign withholding tax) ........                      $     773,884
                       Interest from affiliates ..................................                             84,422
                       Securities lending--net ...................................                                628
                                                                                                        -------------
                       Total income ..............................................                            858,934
                                                                                                        -------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..................................    $     587,418
                       Account maintenance & distribution fees--Class B ..........          192,922
                       Account maintenance & distribution fees--Class C ..........          170,622
                       Account maintenance fees--Class A .........................          107,178
                       Accounting services .......................................           58,815
                       Transfer agent fees--Class A ..............................           53,284
                       Transfer agent fees--Class B ..............................           27,877
                       Registration fees .........................................           26,985
                       Professional fees .........................................           26,943
                       Printing and shareholder reports ..........................           26,467
                       Transfer agent fees--Class C ..............................           24,495
                       Trustees' fees and expenses ...............................           24,441
                       Transfer agent fees--Class I ..............................           23,276
                       Custodian fees ............................................           16,996
                       Pricing fees ..............................................            1,810
                       Other .....................................................           12,147
                                                                                      -------------
                       Total expenses ............................................                          1,381,676
                                                                                                        -------------
                       Investment loss--net ......................................                           (522,742)
                                                                                                        -------------
=====================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .......................................        3,678,961
                          Foreign currency transactions--net .....................          (29,237)        3,649,724
                                                                                      -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net .......................................       30,405,709
                          Foreign currency transactions--net .....................           (2,531)       30,403,178
                                                                                      -------------------------------
                       Total realized and unrealized gain ........................                         34,052,902
                                                                                                        -------------
                       Net Increase in Net Assets Resulting from Operations ......                      $  33,530,160
                                                                                                        =============

      See Notes to Financial Statements.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                       For the Six         For the
                                                                                       Months Ended       Year Ended
                                                                                        January 31,        July 31,
Increase (Decrease) in Net Assets:                                                         2005              2004
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ......................................    $    (522,742)    $    (659,297)
                       Realized gain--net ........................................        3,649,724         4,382,013
                       Change in unrealized appreciation (depreciation)--net .....       30,403,178        41,940,617
                                                                                      -------------------------------
                       Net increase in net assets resulting from operations ......       33,530,160        45,663,333
                                                                                      -------------------------------
=====================================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest
                        transactions .............................................        3,354,932        15,860,656
                                                                                      -------------------------------
=====================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..............................       36,885,092        61,523,989
                       Beginning of period .......................................      177,216,786       115,692,797
                                                                                      -------------------------------
                       End of period* ............................................    $ 214,101,878     $ 177,216,786
                                                                                      ===============================
                          * Accumulated investment loss--net .....................    $    (549,441)    $     (26,699)
                                                                                      ===============================

      See Notes to Financial Statements.


14       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

Financial Highlights

                                                                                              Class A
                                                               ------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended               For the Year Ended July 31,
The following per share data and ratios have been derived       January 31,     -------------------------------------------------
from information provided in the financial statements.             2005           2004          2003          2002          2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $ 28.89        $ 21.06       $ 18.22       $ 19.35       $ 17.00
                                                                 ----------------------------------------------------------------
                       Investment loss--net*** ................     (.05)          (.06)         (.03)         (.03)         (.03)
                       Realized and unrealized gain (loss)--net     5.55           7.89          2.87         (1.10)         2.38
                                                                 ----------------------------------------------------------------
                       Total from investment operations .......     5.50           7.83          2.84         (1.13)         2.35
                                                                 ----------------------------------------------------------------
                       Net asset value, end of period .........  $ 34.39        $ 28.89       $ 21.06       $ 18.22       $ 19.35
                                                                 ================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....    19.04%+        37.18%        15.59%        (5.84%)       13.82%
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................     1.17%*         1.25%         1.38%         1.45%         1.37%
                                                                 ================================================================
                       Investment loss--net ...................     (.30%)*        (.23%)        (.17%)        (.14%)        (.13%)
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $94,841        $77,035       $56,094       $52,946       $59,220
                                                                 ================================================================
                       Portfolio turnover .....................     6.40%         10.96%        18.26%        49.77%        40.08%
                                                                 ================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           15

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class B
                                                               ------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended                 For the Year Ended July 31,
The following per share data and ratios have been derived       January 31,     -------------------------------------------------
from information provided in the financial statements.             2005           2004          2003          2002          2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $ 27.90        $ 20.49       $ 17.87       $ 19.12       $ 16.93
                                                                 ----------------------------------------------------------------
                       Investment loss--net*** ................     (.16)          (.25)         (.18)         (.17)         (.19)
                       Realized and unrealized gain (loss)--net     5.34           7.66          2.80         (1.08)         2.38
                                                                 ----------------------------------------------------------------
                       Total from investment operations .......     5.18           7.41          2.62         (1.25)         2.19
                                                                 ----------------------------------------------------------------
                       Net asset value, end of period .........  $ 33.08        $ 27.90       $ 20.49       $ 17.87       $ 19.12
                                                                 ================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....    18.57%+        36.16%        14.66%        (6.54%)       12.94%
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................     1.94%*         2.02%         2.16%         2.23%         2.16%
                                                                 ================================================================
                       Investment loss--net ...................    (1.06%)*       (1.00%)        (.96%)        (.91%)        (.93%)
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $41,021        $35,399       $23,829       $24,468       $35,525
                                                                 ================================================================
                       Portfolio turnover .....................     6.40%         10.96%        18.26%        49.77%        40.08%
                                                                 ================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

                                                                                              Class C
                                                               ------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended                For the Year Ended July 31,
The following per share data and ratios have been derived       January 31,     -------------------------------------------------
from information provided in the financial statements.             2005           2004          2003          2002          2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $ 27.55        $ 20.23       $ 17.65       $ 18.88       $ 16.72
                                                                 ----------------------------------------------------------------
                       Investment loss--net*** ................     (.16)          (.25)         (.18)         (.17)         (.19)
                       Realized and unrealized gain (loss)--net     5.27           7.57          2.76         (1.06)         2.35
                                                                 ----------------------------------------------------------------
                       Total from investment operations .......     5.11           7.32          2.58         (1.23)         2.16
                                                                 ----------------------------------------------------------------
                       Net asset value, end of period .........  $ 32.66        $ 27.55       $ 20.23       $ 17.65       $ 18.88
                                                                 ================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....    18.55%+        36.18%        14.62%        (6.51%)       12.92%
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................     1.94%*         2.02%         2.16%         2.24%         2.17%
                                                                 ================================================================
                       Investment loss--net ...................    (1.07%)*       (1.01%)        (.96%)        (.93%)        (.99%)
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $39,231        $29,695       $11,789       $ 8,129       $ 9,050
                                                                 ================================================================
                       Portfolio turnover .....................     6.40%         10.96%        18.26%        49.77%        40.08%
                                                                 ================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                              Class I
                                                               ------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended                For the Year Ended July 31,
The following per share data and ratios have been derived       January 31,     -------------------------------------------------
from information provided in the financial statements.             2005           2004          2003          2002          2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $ 29.22        $ 21.25       $ 18.34       $ 19.42       $ 17.02
                                                                 ----------------------------------------------------------------
                       Investment income (loss)--net*** .......     (.01)            --++         .01           .02           .02
                       Realized and unrealized gain (loss)--net     5.62           7.97          2.90         (1.10)         2.38
                                                                 ----------------------------------------------------------------
                       Total from investment operations .......     5.61           7.97          2.91         (1.08)         2.40
                                                                 ----------------------------------------------------------------
                       Net asset value, end of period .........  $ 34.83        $ 29.22       $ 21.25       $ 18.34       $ 19.42
                                                                 ================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....    19.20%+        37.51%        15.87%        (5.56%)       14.10%
                                                                 ================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................      .92%*         1.00%         1.12%         1.20%         1.13%
                                                                 ================================================================
                       Investment income (loss)--net ..........     (.04%)*         .02%          .07%          .12%          .09%
                                                                 ================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $39,010        $35,088       $23,981       $18,405       $21,305
                                                                 ================================================================
                       Portfolio turnover .....................     6.40%         10.96%        18.26%        49.77%        40.08%
                                                                 ================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


18       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Trust offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust `s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust `s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           19

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Trust may purchase and write covered call options and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower


20       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005
default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                  --
Class B ................................            .25%                 .75%
Class C ................................            .25%                 .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 4,607               $73,002
Class I ............................                    --               $     3
--------------------------------------------------------------------------------

For the six months ended January 31, 2005, MLPF&S received contingent deferred sales charges of $20,179 and $4,627 relating to transactions in Class B and C Shares, respectively.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended January 31, 2005, MLIM, LLC received $312 in securities lending agent fees.

In addition, MLPF&S received $1,370 in commissions on the execution of portfolio security transactions for the Trust for the six months ended January 31, 2005.

For the six months ended January 31, 2005, the Trust reimbursed MLIM $2,238 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $18,434,406 and $11,904,111, respectively.


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           21

[LOGO] Merrill Lynch Investment Managers

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $3,354,932 and $15,860,656 for the six months ended January 31, 2005 and the year ended July 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            314,011        $  9,876,873
Automatic conversion of shares .........             39,648           1,231,898
                                                   ----------------------------
Total issued ...........................            353,659          11,108,771
Shares redeemed ........................           (261,999)         (8,193,644)
                                                   ----------------------------
Net increase ...........................             91,660        $  2,915,127
                                                   ============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            324,260        $  8,175,586
Automatic conversion of shares .........            103,263           2,585,349
                                                   ----------------------------
Total issued ...........................            427,523          10,760,935
Shares redeemed ........................           (425,000)        (10,666,609)
                                                   ----------------------------
Net increase ...........................              2,523        $     94,326
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            200,289        $  6,058,474
                                                   ----------------------------
Shares redeemed ........................           (187,781)         (5,647,720)
Automatic conversion of shares .........            (41,150)         (1,231,898)
                                                   ----------------------------
Total redeemed .........................           (228,931)         (6,879,618)
                                                   ----------------------------
Net decrease ...........................            (28,642)       $   (821,144)
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            532,342        $ 12,913,698
                                                   ----------------------------
Shares redeemed ........................           (319,871)         (7,865,434)
Automatic conversion of shares .........           (106,535)         (2,585,349)
                                                   ----------------------------
Total redeemed .........................           (426,406)        (10,450,783)
                                                   ----------------------------
Net increase ...........................            105,936        $  2,462,915
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            255,558        $  7,739,746
Shares redeemed ........................           (132,296)         (3,936,886)
                                                   ----------------------------
Net increase ...........................            123,262        $  3,802,860
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            628,770        $ 15,197,001
Shares redeemed ........................           (133,486)         (3,272,094)
                                                   ----------------------------
Net increase ...........................            495,284        $ 11,924,907
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended January 31, 2005                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            104,903        $  3,375,354
Shares redeemed ........................           (185,478)         (5,917,265)
                                                   ----------------------------
Net decrease ...........................            (80,575)       $ (2,541,911)
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            520,684        $ 12,506,335
Shares redeemed ........................           (448,673)        (11,127,827)
                                                   ----------------------------
Net increase ...........................             72,011        $  1,378,508
                                                   ============================


22       MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended January 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

At January 31, 2005, the Trust had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $184,000 and $499,000, respectively.

7. Capital Loss Carryforward:

On July 31, 2004, the Trust had a net capital loss carryforward of $7,908,454, of which $3,030,200 expires in 2008 and $4,878,254 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Officers and Trustees

Donald W. Burton, Trustee
Laurie Simon Hodrick, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Robert C. Doll, Jr., Executive Vice President
Robert M. Shearer, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Trustee and M. Colyer Crum, Trustee of Merrill Lynch Natural Resources Trust retired. The Trust's Board of Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Trust.
--------------------------------------------------------------------------------


         MERRILL LYNCH NATURAL RESOURCES TRUST     JANUARY 31, 2005           23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10303 -- 1/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Natural Resources Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Natural Resources Trust

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Natural Resources Trust

Date: March 21, 2005


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Natural Resources Trust

Date: March 21, 2005